UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 8, 2008

CRESCENT FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

North Carolina	000-32951	56-2259050
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		No.)

1005 HIGH HOUSE ROAD, CARY, NC	27513
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (919) 460-7770

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pecommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                      Other Events.

On December 8, 2008, Crescent Financial Corporation, Cary, North Carolina (the “Registrant”), parent company of Crescent State Bank, announced that it had received preliminary approval of its application to participate in the United States Department of the Treasury’s TARP Capital Purchase Program (the “TCPP”).

As a participant in the TCPP, the Registrant could receive up to $24.9 million in capital from the United States Department of the Treasury in exchange for shares of preferred stock and warrants to purchase shares of the Registrant’s common stock.  The preferred stock would pay a 5% dividend for the first five years of the investment, after which the rate would increase to 9% if the preferred shares are not redeemed by the Registrant.

Final approval of the Registrant’s participation in the TCPP by the United States Department of the Treasury is subject to satisfaction of certain conditions, including any necessary amendments to the Registrant’s articles of incorporation and the execution of definitive agreements.

A copy of the press release regarding the Registrant’s preliminary approval to participate in the TCPP is included as Exhibit 99.1 to this report.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated December 8, 2008, regarding Registrant’s preliminary approval to participate in the U.S. Treasury Capital Purchase Program

The Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of the Registrant's goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions.  These statements are based upon the current belief and expectations of the Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT FINANCIAL CORPORATION

By:	/s/ Michael G. Carlton
Michael G. Carlton
President and Chief Executive Officer

Dated:    December 11, 2008

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated December 8, 2008, regarding Registrant’s selection to participate in the U.S. Treasury Capital Purchase Program